Exhibit 10.1.5


                                                                Execution Copy

July 25, 2003




                              AMENDING AGREEMENT


MDC Corporation Inc.
45 Hazelton Avenue
Toronto, Ontario
M5R 2E3

- and -

Ashton Potter Canada Inc.
45 Hazelton Avenue
Toronto, Ontario
M5R 2E3

Dear Sirs:

Reference is made to the underwriting agreement (the "Underwriting Agreement") dated July 18, 2003 among MDC Corporation Inc., Ashton Potter Canada Inc., and CIBC World Markets Inc., TD Securities Inc., Scotia Capital Inc., BMO Nesbitt Burns Inc., National Bank Financial Inc. and Griffiths McBurney & Partners (collectively, the "Underwriters").

1. This letter will confirm our agreement to amend the Underwriting Agreement as follows:

         (a) The definition of Closing Date in paragraph 1.7 of the Underwriting Agreement is amended to read as follows:
                  "Closing Date means July 31, 2003 or any earlier date as may be agreed to in writing by the Fund, MDC and the Underwriters, each acting reasonably";

         (b) Paragraph 7.4 of the Underwriting Agreement is amended to read as follows:

                  "The Fund will not have declared any cash distributions on or prior to the Closing Date, other than the monthly cash distribution declared payable to the unitholders of record of the Fund at the close of business on July 31, 2003."

         (c)      The reference to "July 29, 2003" in the last paragraph of
                  Section 7 of the Underwriting Agreement is changed to "July 31, 2003".

         (d) The Underwriting Agreement is amended to add the following section:

                  "Section 10.      Covenant of the Vendors

                  Section 10.1      The Vendors hereby covenant and agree
                                    that if after the Closing the Vendors
                                    receive any cash distributions from the
                                    Fund as a result of being the holders of record of the Purchased Units at the close of business on July 31, 2003 that they will forthwith pay to CIBC World Markets Inc. the aggregate amount received from the Fund in respect of the Purchased Units sold to the Underwriters on the Closing Date plus all interest accrued thereon from the date of receipt by the Vendors of such cash distribution."

         (e) Paragraph 20.4 of the Underwriting Agreement is amended to read as follows:

                  "The words "agreement", "hereof", "hereunder" and similar phrases mean and refer to the agreement, as amended from time to time, formed as a result of the acceptance by the Vendors of this offer by the Underwriters to purchase the Purchased Units".

2. In all other respects, the terms of the Underwriting Agreement shall continue in full force, unamended.

3. Each of the parties to this agreement will be entitled to rely on delivery of a facsimile copy of this agreement and acceptance by each party of any such facsimile copy will be legally effective to create a valid and binding agreement between the parties to this agreement in accordance with the terms of this agreement.

4. This agreement may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which, when taken together, will constitute one and the same agreement.

If this letter accurately reflects the terms of the transactions which we are to enter into and are agreed to by you, please communicate your acceptance by executing the enclosed copies of this letter where indicated and returning them to us.

                                            Yours very truly,

                                            CIBC WORLD MARKETS INC.


                                            By:
                                                ------------------------------
                                            Name:  Daniel J. McCarthy
                                            Title: Managing Director


                                            TD SECURITIES INC.


                                            By:
                                                ------------------------------
                                            Name:  Peter Giacomelli
                                            Title: Vice-President and Director


                                            SCOTIA CAPITAL INC.


                                            By:
                                               -------------------------------
                                            Name:  Peter Slan
                                            Title: Director


                                            BMO NESBITT BURNS INC.


                                            By:
                                                ------------------------------
                                            Name:  Stephen L. Shapiro
                                            Title: Vice-President


                                            NATIONAL BANK FINANCIAL INC.


                                            By:
                                               -------------------------------
                                            Name:  Jim R. Hardy
                                            Title: Managing Director, Investment
                                                   Banking


                                            GRIFFITHS McBURNEY & PARTNERS


                                            By:
                                               -------------------------------
                                            Name:  Jason Robertson
                                            Title: Partner, Investment Banking


                                            Accepted and agreed to by
                                            the undersigned as of the
                                            date of this letter first
                                            written above.


                                            MDC CORPORATION INC.


                                            By:
                                               -------------------------------
                                            Name:  Peter M. Lewis
                                            Title: Executive Vice-President and
                                                   Chief Financial Officer


                                            ASHTON POTTER CANADA INC.


                                            By:
                                               -------------------------------
                                            Name:  Walter Campbell
                                            Title: Secretary